SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 17, 2001


                                NETCURRENTS, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                    0-18410                  95-4233050
(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)          Identification Number)

                       9720 Wilshire Boulevard, Suite 700
                         Beverly Hills, California 90212
               (Address of Principal Executive Offices) (Zip Code)

                                 (310) 860-0200
              (Registrant's telephone number, including area code)



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ITEM 5:  OTHER EVENTS

     On July 16, 2001, the Company was notified that effective with the open of business on July 17, 2001, the Company's Common Stock and Series A Preferred Stock would be delisted from the Nasdaq SmallCap Stock Market. The Nasdaq Listing Qualifications Panel informed the Company that these securities were delisted for failure to meet the minimum bid price and net tangible asset requirements of the Nasdaq Marketplace Rules. A copy of the press release dated July 17, 2001 issued by the Company in connection with the Nasdaq Stock Market notification is attached as Exhibit 99.1 to this Form 8-K. Exhibit 99.1 is incorporated herein by reference.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 17, 2001                                NETCURRENTS, INC.


                                             By: /S/ IRWIN MEYER
                                                 ------------------------------
                                                 Irwin Meyer
                                                 Chairman of the Board and
                                                 Chief Executive Officer


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                                  EXHIBIT INDEX

EXHIBITS

99.1     Press Release dated July 17, 2001, published by the Company.



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